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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

February 3, 1998

To Our Shareholders:
     We are pleased to submit to you the annual report for Cohen & Steers Special Equity Fund, Inc. (the 'Fund') for the period ended December 31, 1997. The net asset value per share on that date was $32.25. In addition, a distribution of $2.85 per share (including a semi-annual distribution of $0.14 per share plus a capital gain distribution of $2.71 per share) was declared for shareholders of record on December 22, 1997 and paid on December 23, 1997.

1997 REVIEW
     1997 was a good year to launch the Fund - real estate securities generated their seventh straight year of positive returns, the stock market performed extremely well, and both real estate fundamentals and economic growth accelerated. We are pleased to report that for the period May 8, 1997 (commencement of operations) through December 31, 1997 the Fund's total return was 41.7%, which far exceeded that of REITs and the stock market during the same period.
     The Fund's substantial out-performance during its initial period of operations was attributable, in part, to a strong operating environment for all facets of the real estate industry. In addition, 1997 brought two developments in the real estate securities market that have positive ramifications for the Fund over the long term. First, a new breed of entrepreneurial management teams is employing strategies to capitalize on untapped opportunities in real estate securitization and related business opportunities. Second, a large portion of the real estate industry's infrastructure is being recapitalized in the public market. These factors, coupled with a strong U.S. economy, have resulted in explosive earnings growth and rising valuations for companies with aggressive growth strategies.
     During the year it became apparent that nearly all property sectors and markets had either recovered or were next in line to recover from the real estate recession of the late 1980s. While the real estate recovery has been ongoing for 5-6 years, the pace of improvement and return of capital accelerated dramatically throughout 1997. In this environment, all participants in the real estate industry -- from income property and land owners to developers and service providers -- experience expanding profitability as property incomes rise, tenants expand, development becomes feasible and properties trade hands at higher prices.
     Over the past year REITs earned recognition as the most dominant factor in the real estate industry. Some of the most sophisticated transactions in the history of the real estate industry were executed in 1997, which was a record year for acquisitions, mergers, and equity and debt capital-raising. More importantly, investors realized solid total returns -- 20.3% measured by the NAREIT Equity REIT Index. The strength of the companies emerging in the public market is no more clearly demonstrated than by Starwood Hotels & Resorts Trust's successful bid to acquire ITT Corporation, which will create the world's largest lodging company. Less well known, however, is that REITs are becoming as dominant operationally as in the capital markets. REITs are building significant market shares in many markets, which will ultimately result in higher financial returns, lower risk and broader access to investment opportunities. By virtue of their vast resources and entrepreneurial mind-sets, the dominant real estate companies now have access to a wide variety of investment opportunities in ancillary property businesses and operating companies with significant real estate components.

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                                       1

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

     Just as the public market has become the focal point for property ownership, it has also become the dominant operating platform for other real estate industry participants. During 1997 there were initial public offerings for leading service providers in all disciplines of the real estate industry including property management, brokerage, investment advisory, facilities management, and building maintenance. Mirroring the consolidation in property ownership, the real estate services sector is likewise undergoing a significant consolidation -- providing growth opportunities for public companies. The restructuring of the real estate industry in the public market is creating a broad range of investment choices for the Fund, which provides for greater flexibility in investment strategies. Adding the market capitalization of corporate property owners and service providers to that of REITs, the Fund's available investment universe exceeds $220 billion.

INVESTMENT OUTLOOK

     Looking forward, the economic environment should be conducive to an investment strategy emphasizing companies with unique growth characteristics. We expect that the economy will slow over the next year, principally due to the economic and capital market dislocations occurring internationally. This cooling mechanism, however, has reduced the risk that the Federal Reserve tightens monetary policy to fight inflation pressures, which could precipitate a more dramatic slowdown. In response to waning inflation expectations, the long-term cost of borrowing has improved significantly and, in our opinion, should enable companies with aggressive investment programs to report better-than-expected earnings.

     Responding to the expectation for slower economic growth, we are gradually shifting the portfolio's exposure from companies with cyclical earnings to those with more predictable earnings. If we were to become more bearish on the economy, we would aggressively increase weightings in REITs that own properties with long-term leases and stable tenant demand. The opportunistic strategy of the Fund, in conjunction with its small size and concentration, affords maximum flexibility to adapt to any market environment.

     We are excited about the investment opportunities for the Fund in 1998. The following themes, we believe, have strong growth drivers that should be sustainable in a slower economy: a) high growth, small capitalization companies 'sponsored' by existing REITs; b) development companies that have irreplaceable land positions and unique project pipelines; c) opportunistic companies that are pursuing multiple-sector, corporate, and international business opportunities; and d) property owners and service companies with dominant market positions in consolidating or high growth sectors.

     A new group of high growth corporations is being created by the leading REITs to accommodate real estate activities that belong in a separate vehicle. At least four corporate spin-offs are planned for the first quarter of this year. Several will be from companies that have strong management teams and exciting business plans. Some of the businesses in these new entities include cold storage, student housing, office suites, and international nursing homes. The investment characteristics of these companies will be dominated by the operating business rather than real estate ownership and, therefore, may exhibit more volatility.

     Economic growth should create demand for space and, with most property sectors at full occupancy, increasing development opportunities. Developers with unique franchises and land positions can build properties at returns that exceed the cost of debt by several percentage points, which should produce strong profits. We will focus

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                                       2

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
solely on companies operating in markets with significant barriers to entry; in these markets the value of developments and land positions should continue to rise.
     We expect the dominant companies, whether opportunistic or highly focused on a single property type, to continue to execute complex and value-added transactions. Many private real estate companies are seeking to merge with public companies to gain access to capital for growth. Another area of opportunity is corporate-owned real estate, which represents a vast pool of assets. While many of the REITs known as consolidators will purchase corporate real estate, the higher return play is to create value by separating real estate from an operating business. The consolidation opportunity should last many years in both the ownership and services sectors, in our opinion, due to the aging of America and the need for estate planning and succession. Finally, in 1998 we expect the opportunistic companies to make property investments in international markets. The thesis: properties can be purchased at a fraction of replacement value, similar to the opportunity in the U.S. in the early 1990s.
     We are pleased with the initial results of the Fund. While the initial pace of investment returns is likely not sustainable, the rapid growth in the Fund's universe of companies will provide many attractive opportunities. In addition, the Fund's assets have increased to a size where we can take advantage of opportunities to provide financing to small, high growth companies; our goal is to execute several direct equity placements in 1998. The progression of the real estate cycle and the evolution of the public market for real estate will create change and volatility -- the dynamics that create special situations for the Fund. Consequently, we are confident in our ability to deliver satisfactory investment returns.

Sincerely,



            /s/ Martin Cohen                  /s/ Robert H. Steers
                MARTIN COHEN                      ROBERT H. STEERS
                President                         Chairman



                                 /s/ Joseph M. Harvey
                                     JOSEPH M. HARVEY
                                     Director of Research
                                     Cohen & Steers Capital Management, Inc.


   Please be advised that pursuant to the Prospectus, the Fund will cease offering its shares to new investors for a period of at least six months when total net assets reach $150 million.

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                                       3

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--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

PERFORMANCE REVIEW
     The investment objective of Cohen & Steers Special Equity Fund, Inc. is maximum capital appreciation over the long-term through investment in real estate companies. The Fund pursues its investment objective by seeking investments in a limited number of companies which are engaged in the real estate industry or related industries, or in companies which own significant real estate assets and are believed by the investment advisor to have unrecognized intrinsic value. Investments are selected for long-term capital appreciation; current income is incidental to the Fund's investment objective.
     From May 8, 1997 (commencement of operations) through December 31, 1997, the Fund's investment performance exceeded that of its benchmarks and the stock market in general. Over the same time period real estate securities performed well, in the Adviser's view, due to the acceleration of U.S. economic growth, the continued improvement in real estate fundamentals, a favorable interest rate environment, and an attractive acquisition environment for properties and real estate companies. The Fund out-performed its benchmarks due to its focus on rapidly growing companies, weightings in selected real estate service companies, and its concentrated portfolio strategy.
     The performance of the Fund for the period May 8, 1997 (commencement of operations) through December 31, 1997 has comfortably exceeded that of its benchmarks and the stock market in general.


                                               TOTAL RETURNS
                                      FOR PERIODS ENDED DEC. 31, 1997
                                          SINCE INCEPTION (5/8/97)
                                      -------------------------------
    FUND                                           41.68%
    NAREIT All**                                   21.32%
    Wilshire**                                     21.56%
    S&P 500                                        20.37%


                                  [GRAPH]



                 FUND       NAREIT ALL     WILSHIRE     S&P 500
                -------     ----------     --------     -------
5/8/97          $10,000      $10,000        $10,000     $10,000
6/30/97         $10,917      $10,815        $10,809     $10,885
9/30/97         $13,627      $12,005        $12,174     $11,700
12/31/97        $14,168      $12,132        $12,156     $12,037


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.
* Commencement of operations.
'D' The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. The Fund's performance assumes the reinvestment of all dividends and distributions. The NAREIT Index of All REITs is comprised of 210 real estate investment trusts. The Wilshire Real Estate Securities Index is comprised of 123 companies operating in the real estate industry and includes REITs. This index does not include REITs with investments in health care facilities. The Fund invests in REITs with investments in health care facilities. The S&P 500 Index is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance. For more information, including charges and expenses, please read the prospectus carefully before you invest.
** The NAREIT All REIT Index and the Wilshire Real Estate Securities Index are published monthly. Total returns and cumulative values of a $10,000 investment are calculated from April 30, 1997, the date nearest the Fund's inception for which comparable performance data exist.

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                                       4

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--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1997

                                                                                                         % OF
                                                                             NUMBER         VALUE        NET
                                                                            OF SHARES      (NOTE 1)     ASSETS
                                                                           -----------   ------------   ------
EQUITIES
      LNR Property Corp. ............................................          417,900   $  9,872,888     7.26%
     *Cendant Corp. .................................................          227,101      7,806,595     5.74
      Forest City Enterprises - Class A..............................          126,400      7,347,000     5.40
      Starwood Hotels & Resorts Trust................................          126,700      7,332,763     5.39
     *Security Capital Group - Class B...............................          224,100      7,283,250     5.36
     *Catellus Development Corp......................................          337,000      6,740,000     4.96
     *Crescent Operating.............................................          264,000      6,468,000     4.76
      Meditrust Corp. ...............................................          171,400      6,277,525     4.62
      Apartment Investment & Management Co. - Class A................          169,400      6,225,450     4.58
      Vornado Realty Trust...........................................          129,800      6,092,487     4.48
     *American Retirement Corp. .....................................          299,800      5,996,000     4.41
      SL Green Realty Corp. .........................................          191,700      4,972,219     3.66
     *Alternative Living Services....................................          142,700      4,218,569     3.10
     *Group Maintenance America Corp. ...............................          250,000      4,203,125     3.09
      Lennar Corp. ..................................................          190,900      4,116,281     3.03
      First Industrial Realty Trust..................................          110,500      3,991,812     2.94
     *Hospitality Worldwide Services.................................          301,300      3,954,562     2.91
     *Hollywood Park.................................................          168,900      3,715,800     2.73
     *Wellsford Real Properties......................................          220,900      3,451,563     2.54
      Public Storage.................................................          114,400      3,360,500     2.47
      Alexander Haagen Properties....................................          186,100      3,245,119     2.39
     *ITT Corp. .....................................................           32,000      2,652,000     1.95
      Prime Group Realty Trust.......................................          109,500      2,217,375     1.63
     *Alexander's....................................................           23,300      2,115,931     1.56
     *Trammell Crow Co...............................................           50,000      1,287,500     0.95
     *Security Capital Group - Class B Warrants (expire 9/18/98).....          144,300        757,575     0.56
                                                                                         ------------   ------
            TOTAL EQUITIES (Identified cost -- $111,737,104).........                     125,701,889    92.47
                                                                                         ------------   ------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       5

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--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1997

                                                                                                        % OF
                                                                           PRINCIPAL       VALUE        NET
                                                                             AMOUNT       (NOTE 1)     ASSETS
                                                                           ----------   ------------   ------
COMMERCIAL PAPER
      Agway Finance, 6.10%, 1/2/98...................................      $3,008,000   $  3,007,490     2.21%
      Citizens Utilities, 6.10%, 1/2/98..............................      3,000,000       2,999,492     2.21
      Leggett & Platt, 6.10%, 1/2/98.................................      3,000,000       2,999,492     2.21
                                                                                        ------------   ------
            TOTAL COMMERCIAL PAPER (Identified cost -- $9,006,474)...                      9,006,474     6.63
                                                                                        ------------   ------
TOTAL INVESTMENTS (Identified cost -- $120,743,578)..................                    134,708,363    99.10
OTHER ASSETS IN EXCESS OF LIABILITIES................................                      1,226,041     0.90
                                                                                        ------------   ------
NET ASSETS (Equivalent to $32.25 per share based on 4,214,908 shares
   of capital stock outstanding).....................................                   $135,934,404   100.00%
                                                                                        ------------   ------
                                                                                        ------------   ------

------------------------

* Non-income producing security.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997

ASSETS:
      Investments in securities, at value (Identified cost -- $120,743,578) (Note 1)...............  $134,708,363
      Cash.........................................................................................           615
      Receivable for investment securities sold....................................................     2,260,864
      Receivable for fund shares sold..............................................................     1,101,449
      Dividends receivable.........................................................................       271,697
      Other assets.................................................................................       124,666
                                                                                                     ------------
            Total Assets...........................................................................   138,467,654
                                                                                                     ------------
LIABILITIES:
      Payable for investment securities purchased..................................................     2,227,990
      Payable to investment adviser................................................................        95,771
      Payable for fund shares redeemed.............................................................        75,772
      Payable to administrator.....................................................................        24,394
      Payable for organization costs (Note 1)......................................................         9,093
      Other liabilities............................................................................       100,230
                                                                                                     ------------
            Total Liabilities......................................................................     2,533,250
                                                                                                     ------------
NET ASSETS applicable to 4,214,908 shares of $0.001 par value common stock outstanding (Note 4)....  $135,934,404
                                                                                                     ------------
                                                                                                     ------------
NET ASSET VALUE PER SHARE:
      ($135,934,404 [div] 4,214,908 shares outstanding)............................................  $      32.25
                                                                                                     ------------
                                                                                                     ------------
NET ASSETS consist of:
      Paid-in capital (Notes 1 and 4)..............................................................  $121,821,603
      Undistributed net realized gains on investments..............................................       148,016
      Net unrealized appreciation on investments...................................................    13,964,785
                                                                                                     ------------
                                                                                                     $135,934,404
                                                                                                     ------------
                                                                                                     ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                            STATEMENT OF OPERATIONS
            FOR THE PERIOD MAY 8, 1997'D' THROUGH DECEMBER 31, 1997

Investment Income:
      Dividend income...............................................................................  $ 1,178,310
      Interest income...............................................................................      480,617
                                                                                                      -----------
            Total Income............................................................................    1,658,927
                                                                                                      -----------
Expenses:
      Investment advisory fees (Note 2).............................................................      484,023
      Administration and transfer agent fees (Note 2)...............................................       72,350
      Registration and filing fees..................................................................       42,824
      Professional fees.............................................................................       36,582
      Custodian fees and expenses...................................................................       24,310
      Directors' fees and expenses (Note 2).........................................................       23,200
      Reports to shareholders.......................................................................       22,940
      Amortization of organization expenses (Note 1)................................................       15,794
      Miscellaneous.................................................................................        3,799
                                                                                                      -----------
            Total Expenses..........................................................................      725,822
                                                                                                      -----------
Net Investment Income...............................................................................      933,105
                                                                                                      -----------
Net Realized and Unrealized Gain on Investments:
      Net realized gain on investments..............................................................    9,814,004
      Net change in unrealized appreciation on investments..........................................   13,964,785
                                                                                                      -----------
            Net realized and unrealized gain on investments.........................................   23,778,789
                                                                                                      -----------
Net Increase in Net Assets Resulting from Operations................................................  $24,711,894
                                                                                                      -----------
                                                                                                      -----------

------------------------

'D' Commencement of operations.

                See accompanying notes to financial statements.
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                                       8

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                              FOR THE PERIOD
                                                                                              MAY 8, 1997'D'
                                                                                                  THROUGH
                                                                                             DECEMBER 31, 1997
                                                                                             -----------------

Change in Net Assets:
      From Operations:
            Net investment income..........................................................    $     933,105
            Net realized gain on investments...............................................        9,814,004
            Net change in unrealized appreciation on investments...........................       13,964,785
                                                                                             -----------------
                  Net increase in net assets resulting from operations.....................       24,711,894
                                                                                             -----------------
      Dividends and Distributions to Shareholders from (Note 1):
            Net investment income..........................................................         (734,589)
            Net realized gain on investments...............................................       (9,864,504)
            Tax return of capital..........................................................         (429,791)
                                                                                             -----------------
                  Total dividends and distributions to shareholders........................      (11,028,884)
                                                                                             -----------------
      Capital Stock Transactions (Note 4):
            Increase in net assets from Fund share transactions............................      122,151,394
                                                                                             -----------------
                  Total increase in net assets.............................................      135,834,404
      Net Assets:
            Beginning of period............................................................          100,000
                                                                                             -----------------
            End of period..................................................................    $ 135,934,404
                                                                                             -----------------
                                                                                             -----------------

------------------------

'D' Commencement of operations.

                See accompanying notes to financial statements.
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                                       9

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                              FINANCIAL HIGHLIGHTS

     The following table includes selected data for a share outstanding throughout the period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                                                                              FOR THE PERIOD
                                                                                              MAY 8, 1997'D'
                                                                                                 THROUGH
         PER SHARE OPERATING PERFORMANCE                                                    DECEMBER 31, 1997
------------------------------------------------------------------------------------------ --------------------
Net asset value, beginning of period......................................................       $  25.00
                                                                                               ----------
Income from investment operations:
     Net investment income................................................................           0.31
     Net realized and unrealized gains on investments.....................................           9.92
                                                                                               ----------
           Total from investment operations...............................................          10.23
                                                                                               ----------
Less dividends and distributions to shareholders from:
     Net investment income................................................................          (0.27)
     Realized gains on investments........................................................          (2.59)
     Tax return of capital................................................................          (0.12)
                                                                                               ----------
           Total dividends and distributions..............................................          (2.98)
                                                                                               ----------
Net asset value, end of period............................................................       $  32.25
                                                                                               ----------
                                                                                               ----------
---------------------------------------------------------------------------------------------------------------
Total investment return...................................................................          41.68%(1)
                                                                                               ----------
                                                                                               ----------
---------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
     Net assets, end of period (in millions)..............................................       $135.934
                                                                                               ----------
                                                                                               ----------
     Ratio of expenses to average daily net assets........................................           1.35%(2)
                                                                                               ----------
                                                                                               ----------
     Ratio of net investment income to average daily net assets...........................           1.73%(2)
                                                                                               ----------
                                                                                               ----------
     Portfolio turnover rate..............................................................          96.68%(1)
                                                                                               ----------
                                                                                               ----------
     Average commission rate(3)...........................................................       $ 0.0588
                                                                                               ----------
                                                                                               ----------

------------------------
'D' Commencement of operations.
(1) Not annualized.
(2) Annualized.
(3) Represents average commission rate per share charged to the Fund on purchases and sales of investments subject to such commissions during the period.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES
     Cohen & Steers Special Equity Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on February 14, 1997 and is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.
     Portfolio Valuation: Investment in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.
     Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.
     Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.
     Short-term debt securities, which have a maturity value of 60 days or less, are valued at amortized cost which approximates value.
     Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.
     Dividends and Distributions to Shareholders: Dividends from investment company taxable income are declared and paid semi-annually. A portion of the Fund's dividends may consist of amounts in excess of

--------------------------------------------------------------------------------
                                       11

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--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED) investment company taxable income derived from non-taxable components of the dividends from the Fund's portfolio investments. As a result, the Fund had a return of capital of $429,791 ($0.12 per share), for the period ended December 31, 1997, which has been deducted from paid-in capital. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date.

     Dividends will automatically be reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have them paid in cash.

     Dividends from net investment income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. During the period ended December 31, 1997, the Fund decreased undistributed net investment income by $188,959 and increased undistributed net realized gain on investments sold by $188,959. These differences are primarily due to return of capital distributions received by the Fund on portfolio securities.

     Organization Costs: All costs incurred in connection with organizing and establishing the Fund are being amortized on the straight-line basis over a period of five years from the date on which the Fund commenced operations. For the period ended December 31, 1997, the Fund amortized $15,794 in organization expenses.

     Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the 'Adviser') serves as the Fund's Investment Adviser pursuant to an investment advisory agreement (the 'Advisory Agreement'). Under the terms of the Advisory Agreement, the Adviser provides the Fund with the day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors. For the services provided to the Fund, the Adviser receives a monthly fee in an amount equal to 1/12th of 0.90% of the average daily net assets of the Fund (approximately 0.90% on an annual basis). For the period May 8, 1997 (commencement of operations) to December 31, 1997, the Fund incurred $484,023 in advisory fees.

     The Investment Adviser has voluntarily agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage, and extraordinary expenses) to an annual rate of 1.35% of the Fund's average net assets until December 31, 1997. As long as this expense cap continues, it may lower the Fund's expenses and increase its total return. After December 31, 1997, the expense limitation may be terminated or revised at any time, at which time the Fund's expenses may increase and its total return may be reduced depending on the total assets of the Fund.

--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
For the period May 8, 1997 (commencement of operations) through December 31, 1997, the Fund's actual expense ratio did not exceed 1.35% and the expense limitation was not needed.
     Administration Fees: The Fund has entered into an administrative agreement with the Adviser under which the Adviser performs certain administrative functions for the Fund and receives a fee of 0.02% of the Fund's average daily net assets. The Fund has paid the Adviser $10,756 in fees under this administrative agreement.
     Directors' Fees: Certain directors of the Fund are also directors, officers and/or employees of the Adviser. None of the directors so affiliated received compensation for their services as directors of the Fund. Fees and related expenses accrued for non-affiliated directors totaled $23,200 for the period May 8, 1997 (commencement of operations) to December 31, 1997.

NOTE 3. PURCHASES AND SALES OF SECURITIES
     Purchases and sales of securities, excluding short-term investments, for the period May 8, 1997 (commencement of operations) through December 31, 1997 totaled $179,619,006 and $77,695,906, respectively.
     At December 31, 1997, the cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost.............................................................  $120,595,562
                                                                             ------------
Gross unrealized appreciation..............................................  $ 15,569,531
Gross unrealized depreciation..............................................  $ (1,456,730)
                                                                             ------------
Net unrealized appreciation................................................  $ 14,112,801
                                                                             ------------
                                                                             ------------

NOTE 4. CAPITAL STOCK
     The Fund is authorized to issue 50 million shares of capital stock, par value $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

                                                                     MAY 8, 1997'D'
                                                                        THROUGH
                                                                   DECEMBER 31, 1997
                                                                ------------------------
                                                                 SHARES        AMOUNT
                                                                ---------   ------------

Sold..........................................................  4,119,793   $119,603,412
Issued as reinvestment of dividends...........................    346,987     10,609,778
Redeemed......................................................   (255,872)    (8,061,796)
                                                                ---------   ------------
Net increase..................................................  4,210,908   $122,151,394
                                                                ---------   ------------
                                                                ---------   ------------

------------------------

'D' Commencement of operations.

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                                       13

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                       REPORT OF INDEPENDENT ACCOUNTANTS

To The Shareholders and Board of Directors of
Cohen & Steers Special Equity Fund, Inc.:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cohen & Steers Special Equity Fund, Inc. as of December 31, 1997, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period May 8, 1997 (commencement of operations) through December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cohen & Steers Special Equity Fund, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the period May 8, 1997 (commencement of operations) through December 31, 1997, in conformity with generally accepted accounting principles.

New York, New York                                  /s/ Coopers & Lybrand L.L.P.
February 3, 1998

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

OFFICERS AND DIRECTORS                                     KEY INFORMATION

 Robert H. Steers                                          INVESTMENT ADVISER
 Director and Chairman                                     Cohen & Steers Capital Management, Inc.
                                                           757 Third Avenue
 Martin Cohen                                              New York, NY 10017
 Director and President                                    (212) 832-3232

 Gregory C. Clark                                          FUND ADMINISTRATOR AND TRANSFER AGENT
 Director                                                  Chase Global Funds Services Co.
                                                           73 Tremont Street
 George Grossman                                           Boston, MA 02108
 Director                                                  (800) 437-9912

 Jeffrey H. Lynford                                        CUSTODIAN
 Director                                                  The Chase Manhattan Bank, N.A.
                                                           3 Chase MetroTech Center
 Willard H. Smith, Jr.                                     Brooklyn, NY 11245
 Director
                                                           LEGAL COUNSEL
 Elizabeth O. Reagan                                       Dechert Price & Rhoads
 Vice President                                            30 Rockefeller Plaza
                                                           New York, NY 10112
 Adam Derechin
 Vice President and                                        NASDAQ Symbol: CSSPX
 Assistant Treasurer
                                                           Net asset value (NAV) can be found in the daily mutual
                                                           fund listings in the financial section of most major
                                                           newspapers under Cohen & Steers.

                                                           This report is authorized for delivery to other than
                                                           shareholders of Cohen & Steers Special Equity Fund, Inc.
                                                           only when accompanied or preceded by the delivery of a
                                                           currently effective prospectus setting forth details of
                                                           the Fund.

--------------------------------------------------------------------------------
                                       15

[Graphic of an open door in a field with buildings visible through door.]


COHEN & STEERS
SPECIAL EQUITY FUND
757 THIRD AVENUE
NEW YORK, NY 10017

First Class Mail
U.S. Postage
PAID
Boston, MA
Permit No. 56712


COHEN & STEERS
SPECIAL EQUITY FUND


ANNUAL REPORT
DECEMBER 31, 1997



                              STATEMENT OF DIFFERENCES
                              ------------------------

The dagger symbol shall be expressed as...................................   'D'
The division symbol shall be expressed as................................. [div]